SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
December 2, 2003

TOYOTA MOTOR CREDIT CORPORATION

(Exact name of registrant as specified in its charter)

CALIFORNIA	1-9961	95-3775816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19001 SOUTH WESTERN AVENUE TORRANCE, CALIFORNIA 90509
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:
(310) 468-1310

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.	Description

1.1

Purchase Agreement, dated December 2, 2003, among Toyota Motor Credit Corporation and J.P. Morgan Securities Inc., Credit Suisse First Boston LLC and Deutsche Bank Securities Inc., as Representatives of the Underwriters.

4.2	Form of Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION
(Registrant)

Date: December 2, 2003	By:	/s/ David Pelliccioni
David Pelliccioni
Group Vice President and Secretary